Significant Estimates and Concentrations	12 Months Ended
Dec. 31, 2012
Significant Estimates and Concentrations [Abstract]
Significant Estimates and Concentrations
Note 17:	Significant Estimates and Concentrations

Accounting principles generally accepted in the United States of America require disclosure of certain significant estimates and current vulnerabilities due to certain concentrations. Estimates related to the allowance for loan losses are reflected in the footnote regarding loans. Current vulnerabilities due to certain concentrations of credit risk are discussed in the footnote on commitments and credit risk.